 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013

EQM Technologies & Energy, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54750	20-5754991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Carillon Boulevard, Cincinnati, Ohio	45140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 825-7500

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 27, 2013, Environmental Quality Management, Inc. (“EQ”), EQ Engineers, LLC (“EQE”), and Vertterre Corporation (“Vertterre”, and together with EQ and EQE, the “Borrowers”), each a wholly owned subsidiary of EQM Technologies & Energy, Inc. (the “Company”), entered into a First Amendment to Loan Agreement (the “First Amendment”) with First Financial Bank, National Association (“First Financial”), amending the Loan Agreement dated as of September 28, 2012 (as amended, the “Loan Agreement”) among EQ, EQE and First Financial. The Loan Agreement provides the Borrowers with a revolving credit facility and a letter of credit facility with maximum borrowings of up to $10,000,000, including a letter of credit sub-limit of up to $2,000,000, and expires on January 21, 2014. The purpose of the First Amendment was to add Vertterre as a Borrower under the Loan Agreement so the Borrowers can include Vertterre’s eligible accounts receivable and unbilled revenue in their borrowing base calculation going forward. The Company acquired Vertterre on December 27, 2012, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 28, 2012.

On February 27, 2013, in connection with the First Amendment, the Borrowers also entered into an Amended and Restated Security Agreement with First Financial (the “Amended and Restated Security Agreement”) to provide security for performance of their obligations under the Loan Agreement, and the Company entered into an Amended and Restated Guaranty for the benefit of First Financial (the “Amended and Restated Guaranty”) to guaranty the Borrowers’ performance of their obligations under the Loan Agreement. The Loan Agreement is also supported by pledges of all ownership interests in each of EQ, Vertterre and Vertterre’s subsidiaries, and guaranty and security agreements by Vertterre’s subsidiaries, all for the benefit of First Financial.

The foregoing descriptions of the First Amendment, Amended and Restated Security Agreement and Amended and Restated Guaranty are not complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 to this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	First Amendment to Loan Agreement, dated as of February 27, 2013, between First Financial Bank, National Association, Environmental Quality Management, Inc., EQ Engineers, LLC and Vertterre Corporation.
10.2	Amended and Restated Security Agreement, dated as of February 27, 2013, between First Financial Bank, National Association, Environmental Quality Management, Inc., EQ Engineers, LLC and Vertterre Corporation.
10.3	Amended and Restated Guaranty, dated as of February 27, 2013, made by EQM Technologies & Energy, Inc. to and for the benefit of First Financial Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2013	EQM Technologies & Energy, Inc.

	By:	/s/ Robert R. Galvin
Robert R. Galvin Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
10.1	First Amendment to Loan Agreement, dated as of February 27, 2013, between First Financial Bank, National Association, Environmental Quality Management, Inc., EQ Engineers, LLC and Vertterre Corporation.
10.2	Amended and Restated Security Agreement, dated as of February 27, 2013, between First Financial Bank, National Association, Environmental Quality Management, Inc., EQ Engineers, LLC and Vertterre Corporation.
10.3	Amended and Restated Guaranty, dated as of February 27, 2013, made by EQM Technologies & Energy, Inc. to and for the benefit of First Financial Bank, National Association.